UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04010

                                 OCM Mutual Fund
                                 ---------------
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                           Livermore, California 94550
               (Address of principal executive offices) (Zip code)

                                Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                           Livermore, California 94550
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------
                     Date of reporting period: May 31, 2006
                                               ------------

ITEM 1.  REPORT TO STOCKHOLDERS.


                             [LOGO, OCM GOLD FUND]



                               SEMI-ANNUAL REPORT
                                  (UNAUDITED)
                                  MAY 31, 2006

Dear Fellow Shareholder:

The first six months of 2006 saw gold bullion prices briefly touch $730 an ounce in early May before settling back to $613 on June 30th, up 19.6% from year end. Economic and geopolitical concerns were the main catalysts to drive gold prices higher over the first half of the year. However, we sense the gold market is in an anticipatory state looking for an impending mark down of the US dollar brought on by the lack of perceived maneuvering room in Federal Reserve monetary policy to rein in inflationary pressures due to high levels of debt in the U.S. economy. Overall, we remain convinced gold is in a long-term bull market that has much further to go as speculative excesses and global economic imbalances unwind. Ultimately, we believe confidence in central banking will wane and those who have failed to recognize or understand gold's unique monetary attributes will grow to appreciate them at much higher prices.

The robust gold price environment enabled your Fund to post comparatively strong returns for the fiscal and calendar periods covered in this report. For the six month fiscal period ending May 31st, your Fund gained 47.39% (+40.71% after maximum sales charge) versus +25.01% for the Philadelphia Gold & Silver Index
(XAU), as your Fund's investment strategy of investing across all sectors of the gold industry was rewarded as junior companies outperformed. For the calendar period ending June 30th, your Fund posted a return of +28.02% (+22.28% after maximum sales charge) versus +12.76% for the XAU. Of note, the S&P 500 index was up 2.71% over the first six months of '06.

                      GOLD PRICE, US$ PER OUNCE, LONDON PM

 [The following table was represented as a line chart in the printed material.]

                                Date          US$
                              4-Jan-00      281.50
                              3-Jul-00      287.65
                              2-Jan-01      271.10
                              2-Jul-01      268.35
                              2-Jan-02      278.35
                              1-Jul-02      312.10
                              2-Jan-03      343.80
                              1-Jul-03      350.20
                              2-Jan-04      415.25
                              1-Jul-04      394.80
                              4-Jan-05      427.75
                              1-Jul-05      432.60
                              3-Jan-06      530.00
                              3-Jul-06      622.95

MARKET OVERVIEW

Fear of the conflict in the Middle East spreading outside of Iraq to include Iran and possibly Syria underscore current geopolitical tensions and safe haven buying of gold coming out of the Mid East. The United States has clearly put Iran in its sights in response to Iran's nuclear ambitions and its reported sponsorship of Shiite militias. In addition, the election of Hamas leadership in Palestine has elevated tensions further in the region. Most importantly, the United States' handling of events in the Mid East has expended enormous global political capital and allowed both China and Russia to gain influence, loosening the U.S. hold on the role as the main world political power which, in our opinion, has negative implications for the US dollar.

Meanwhile, macro economic conditions in the United States continued to worsen. The current account deficit, the main component of which is trade, deteriorated over the first half of the year, reaching 7% of GDP. Taken together with the fiscal deficit, the combined deficits now total 9% of GDP. Never in history has a leading nation whose currency is the global standard had to rely so heavily on foreign capital to maintain its standard of living. Unfortunately, American households offer little relief as they have tapped both the equity and property bubbles and have taken income-based savings rates into negative territory for the first time since 1933. In order to correct the imbalances, the dollar will need to decline significantly against its main trading partners in Asia and Europe while turning off American households' appetite for consumer goods through higher interest rates. A reduction in the American way of life that may not be politically palatable.

Federal Reserve policy makers are faced with an additional dilemma. Inflationary pressures brought on by global economic growth and years of monetary expansion are worsening, calling the need for further interest rate hikes. At the same time, the housing sector, which has been largely responsible for economic growth in recent years (up to 60% of job growth by some estimates), is rolling over. Higher interest rates will only put the nail in the coffin for the housing industry. However, what is at stake is the credibility of the Federal Reserve and new Fed Chairman Ben Bernanke and, of course, the dollar. It is a stare down with profound implications. A pause in rate hikes means the Fed has flinched and is willing to accept ongoing debasement of the currency. Conversely, further rate hikes sink the economy, summoning the need for aggressive monetary reflation efforts in order to fight the deflationary forces of a contracting economy. The gold market appears poised to pounce in the event of either scenario, in our opinion.

As investors seek to diversify away from being overweight dollar denominated assets, the introduction of gold exchange traded funds (ETF's) has provided a convenient vehicle for institutional and individual investors to access the bullion market for the first time. In a little over a year a half, the World Gold Council's sponsored Streettracks Gold ETF in the Untied States has amassed 387 tons of gold. Initiatives to introduce ETF's in other markets through out Europe and Asia have begun, most notably, China and India.

On the central bank front, the German Bundesbank announced in March that it had no plans to take up its allotment to sell 120 tons of gold under the Central Bank Gold Selling Agreement that limits sales of gold to 500 tons annually by its central bank signatories. The reluctance of the Bundesbank to cave-in to political pressure within

Germany to sell gold is in contrast to France which succumbed to political pressure to sell a portion of the country's gold holdings for social programs. Presently, there does not appear to be enough announced sellers of gold to fulfill this year's total allotment, which should, in our opinion, be viewed positively by the gold market in the second half of the year.

Calls from within China to diversify its $875 billion in dollar holdings grew more pronounced. In May, monetary committee member Yu Yongding issued the most explicit call to date for Beijing to diversify its $875 billion of reserves into gold to protect against a tumbling dollar. Meanwhile, Vladimir Putin, a frequent critic of dollar hegemony, has ordered the Russian central bank to raise the gold share of foreign reserves from 5 percent to 10 percent. The governor of the United Arab Emirates central bank let it be known that it was interested in acquiring additional gold reserves.

GOLD MINING SHARES

Operating margins for gold miners continued to show improvement in the first half of the year as gold price appreciation outpaced ongoing cost pressures, most notably higher fuel and chemical costs. With gold prices averaging $626 in the second quarter, the gold industry is only now beginning to generate free cash flow above ongoing capital and exploration expenses. Consequently, we believe negative sentiment toward gold shares brought on by the industry's failure to bring revenue from higher gold prices to the bottom line is set to reverse and should attract additional investors to the sector.

During the first half of the year, intermediate sized gold producers with growing production and reserve profiles performed well, most notably, Agnico Eagle Mines, up 67 % as higher gold prices enhanced projected returns on the company's development projects. While major gold producers continued to under perform due to flat or declining gold production numbers, the junior sector saw a heightened level of interest as higher gold prices brought into focus quality assets of a number of smaller companies. Your Fund experienced spectacular appreciation in a number of issues, of note, Cumberland Resources, up 118% as the company advanced its three million ounce Meadowbank project in Canada toward production. Additionally, junior gold producer Alhambra Resources was up 149% as market participants began to recognize the value in the company's large prospective land position in Kazakhstan. Due to the inherent liquidity constraints with smaller cap companies in the junior sector, your Fund takes a measured approach to allocation in the junior sector.

OUTLOOK

In the coming months, we expect the effects of higher interest rates and a generally tighter monetary environment to weigh on the global economy. As the economy contracts and an inevitable liquidity crisis ensues, we believe gold will anticipate an aggressive fiscal and monetary policy response that has become the modus operandi of policy makers in Washington to combat recessionary forces and the fear of a cascading sequence of defaults. It should be pointed out that in order for gold to reach its previous peak of $850/oz achieved in 1980, the gold price on an inflation adjusted basis would need to top $1700 an ounce. It is our belief it will. Consequently, gold shares should outperform other asset classes in such an environment, in our opinion.

If you feel you are not adequately positioned in gold related assets, we urge you to do so now by adding to your position in the Fund.

We appreciate your shareholding and confidence in the OCM Gold Fund, and we look forward to enhancing your investment objectives. If you have any questions regarding the fund or gold, please contact your financial advisor or you may contact us directly at 1-800-779-4681 or shareholder services at 1-800-628-9403.

Sincerely,


/s/ Gregory M. Orrell                     /s/ Timothy G. Church
Gregory M. Orrell                         Timothy G. Church
PRESIDENT AND PORTFOLIO MANAGER           ASSISTANT PORTFOLIO MANAGER
JULY 25, 2006

SUMMARY OF GOLD POSITIVE FACTORS
SHORT-TERM
      1.    The "specs" and hedge funds prefer to be flat or long - not short
      2.    Producers will continue to de-hedge
      3.    Geopolitical factors (i.e. Iran's nuclear ambitions) are
            demand-positive
MEDIUM TERM
      1.    Demand is undergoing a revolution because of:
            a.    Proliferation of gold investment products, including the new
                  ETF's
            b.    Development of new commodity markets in the Mid and Far East
            c.    Deregulation and restructuring of Asian gold markets
      2.    Supply is unlikely to rise significantly because:
            a.    Past weak gold prices curtailed exploration budgets
            b.    The central bank agreement limits gold sales
      3.    The US current account deficit requires further Dollar depreciation
      4.    US Dollar reserves are excessive and will likely be diversified
      5.    Previous stock market bubbles led to sharp gold price hikes (1934,
            1971)
      6. Geopolitical factors (i.e. Iran's nuclear ambitions) will continue to boost gold demand
LONG-TERM
      1.    Monetary reflation is very likely because of:
            a.    Record debt levels in the Western economies
            b.    Soaring pension and medical liabilities of the "baby boomers"
            c. A world-wide surplus of consumer goods and services (on account of increased output in China and India) which threatens to topple the world economy into deflation
      2. The commodity price cycle is likely to be protracted because of Chinese and Indian demand
      3. Gold is "cheap" on many metrics, including inflation, oil prices and the S&P500
      4. Geopolitical factors (i.e. the "War on Terrorism") will remain around for many years

Source: Martin Murebeeld & Associates

                                  OCM GOLD FUND
                    SCHEDULE OF INVESTMENTS -- MAY 31, 2006
                                   (UNAUDITED)

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS 92.9%
MAJOR GOLD PRODUCERS 36.3%
     20,000   AngloGold Ashanti Ltd. ADR .......................   $    924,600
    148,580   Barrick Gold Corp. ...............................      4,548,034
     10,000   Freeport-McMoRan Copper & Gold, Inc. .............        559,900
    270,000   Gold Fields Ltd. ADR .............................      5,915,700
    437,500   Goldcorp, Inc. ...................................     13,413,750
    225,000   Harmony Gold Mining Co. Ltd. ADR* ................      3,226,500
    275,000   Kinross Gold Corp. * .............................      3,022,250
    169,994   Newmont Mining Corp. .............................      8,865,187
                                                                   ------------
                                                                     40,475,921
                                                                   ------------
INTERMEDIATE/MID-TIER GOLD PRODUCERS 19.7%
    134,110   Agnico-Eagle Mines Ltd. ..........................      4,473,910
    350,000   Bema Gold Corp. *. ...............................      1,929,609
    190,000   Cambior, Inc.* ...................................        608,000
    200,000   DRDGOLD Ltd. .....................................        310,000
    125,000   Glamis Gold Ltd. * ...............................      4,795,000
    425,000   IAMGOLD Corp. ....................................      4,007,750
    100,000   Meridian Gold, Inc. * ............................      3,125,000
    140,000   Randgold Resources Ltd. ADR * ....................      2,745,400
                                                                   ------------
                                                                     21,994,669
                                                                   ------------
JUNIOR GOLD PRODUCERS 16.0%
    599,000   Alhambra Resources Ltd. * ........................      1,430,854
    256,250   Apollo Gold Corp. * ..............................        128,009
    250,000   Aurizon Mines Ltd. * .............................        725,000
  1,400,000   Ballarat Goldfields NL* ..........................        327,078
    300,000   Bendigo Mining Ltd.*. ............................        454,443
    400,000   Capstone Mining Corp.* ...........................        639,419
    400,000   Central Asia Gold Ltd.* ..........................        146,205
  1,000,000   Claude Resources, Inc. * .........................      1,280,000
    430,000   Eldorado Gold Corp. * ............................      2,179,292
    150,000   Glencairn Gold Corp. * ...........................        100,817
    457,000   Golden Cycle Gold Corp.* .........................      4,341,500
    359,000   Golden Star Resources Ltd. * .....................      1,080,590
    150,000   Mexgold Resources, Inc.* .........................        885,559
    500,000   Oxiana Ltd. ......................................      1,130,454
    250,000   Sino Gold Ltd.* ..................................        942,045
    202,500   Yamana Gold, Inc.* ...............................      2,069,550
                                                                   ------------
                                                                     17,860,815
                                                                   ------------
EXPLORATION AND DEVELOPMENT COMPANIES 11.9%
    200,000   Addwest Minerals International Ltd.*+ ............             --
    200,000   African Gold Group, Inc.* ........................        317,893
    206,812   Altius Minerals Corp.* ...........................      1,296,097
    200,000   Amarillo Gold Corp.* .............................         59,946
    125,000   Anatolia Minerals Development Ltd. * .............        454,132
     69,100   Aquiline Resources, Inc.* ........................        200,835
     75,000   Aurora Energy Resources, Inc.* ...................        275,885
    500,000   Birim Goldfields, Inc. * .........................        231,608
    500,000   Columbia Metals Corp. Ltd. * .....................        204,360
    150,000   Cumberland Resources Ltd. * ......................        640,500
    150,000   Fortuna Silver Mines, Inc.* ......................        226,839
    125,000   Fronteer Development Group, Inc. * ...............        624,432
    500,000   Geodex Minerals Ltd.* ............................        140,781
    294,900   Guyana Goldfields, Inc.*. ........................      2,263,311
    300,000   Mag Silver Corp. * ...............................        637,602
    250,000   Maximus Ventures Ltd.* ...........................         90,827
    106,500   Metallica Resources, Inc.* .......................        338,556
    150,000   Mundoro Mining, Inc.* ............................        306,540
    167,000   Northern Lion Gold Corp.* ........................         91,008
    450,000   Northland Resources, Inc.* .......................        588,556
    150,000   Orezone Resources, Inc.* .........................        262,943
    200,000   Radius Gold, Inc. * ..............................        127,157
    300,000   Red Back Mining, Inc.* ...........................        986,376
    300,000   Sabina Silver Corp.* .............................        335,150
    133,333   Silverstone Resources Corp.*+ ....................             --
    750,000   StrataGold Corp.* ................................        844,687
    207,700   Sunridge Gold Corp.* .............................        462,184
    100,000   Viceroy Exploration Ltd. * .......................        799,273
    122,500   Wolfden Resources, Inc. * ........................        411,671
                                                                   ------------
                                                                     13,219,149
                                                                   ------------
OTHER 6.0%
    229,200   International Royalty Corp.* .....................        938,866
    400,000   Kimberley Diamond Co. NL* ........................        412,993
     40,000   Royal Gold, Inc. .................................      1,131,200
     65,000   Streettracks Gold Trust (ETF) * ..................      4,169,100
                                                                   ------------
                                                                      6,652,159
                                                                   ------------


                       See notes to financial statements.

                                  OCM GOLD FUND
               SCHEDULE OF INVESTMENTS -- MAY 31, 2006 (CONTINUED)
                                   (UNAUDITED)

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
PRIMARY SILVER PRODUCERS 3.0%
     40,000   Apex Silver Mines Ltd. * .........................   $    558,000
    100,000   Couer d'Alene Mines Corp. * ......................        478,000
    100,000   Hecla Mining Co. * ...............................        546,000
     48,075   Pan American Silver Corp. * ......................        925,695
    100,000   Silver Wheaton Corp.* ............................        890,000
                                                                   ------------
                                                                      3,397,695
                                                                   ------------
TOTAL COMMON STOCKS
              (cost $40,972,583) ...............................    103,600,408
                                                                   ------------
WARRANTS 2.1%
          1   Anatolia Minerals Development Ltd.*#^
                 Exp. 12/15/2006 ...............................         85,150
          1   Apollo Gold Corp. *#^
                 Exp. 12/23/2006 ...............................             --
     50,000   Bema Gold Corp. *
                 Exp. 10/27/2007 ...............................        197,094
          1   Canyon Resources Corp. *#^
                 Exp. 06/01/2006 ...............................             --
     89,000   Endeavour Mining Capital Corp.*
                 Exp. 11/10/2008 ...............................        218,256
     75,000   Fortuna Silver Mines, Inc. *#
                 Exp. 03/23/08 .................................             --
     75,000   Glencairn Gold Corp.*
                 Exp. 11/26/2008 ...............................         22,820
    150,000   Goldcorp, Inc.*
                 Exp. 5/30/2007 ................................        947,888
    150,000   Mag Silver Corp. *#
                 Exp. 6/21/2007 ................................        134,877
     35,000   Nevsun Resources Ltd.*#
                 Exp. 12/18/2008 ...............................             --
    110,000   Northgate Minerals Corp. *
                 Exp. 12/28/2006 ...............................        144,868
     24,038   Pan American Silver Corp. *
                 Exp. 2/20/2008 ................................        223,787
    250,000   Silver Wheaton Corp.*
                 Exp. 8/5/2009 .................................        320,164
     66,666   Silverstone Resources Corp.*
                 Exp. 8/5/2009 .................................             --
TOTAL WARRANTS
              (cost $110,472) ..................................      2,294,904
                                                                   ------------

--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 5.2%
$ 5,851,389   UMB Bank Money Market Fiduciary, 3.40% ...........   $  5,851,389
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
              (cost $5,851,389) ................................      5,851,389
                                                                   ------------
TOTAL INVESTMENTS
              (cost $46,934,444) ....................... 100.2%     111,746,701
LIABILITIES LESS OTHER ASSETS ........................... (0.2)%       (258,425)
                                                                   ------------
NET ASSETS ............................................. 100.0%    $111,488,276
                                                                   ============

----------
      *     Non-income producing security.
      +     Illiquid security. Security is valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
      #     Security exempt from registration under Rule 144A of the Securities
            Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
      ETF - Exchange-Traded Fund.
      ^ Upon exercise of this security, the Fund would receive multiple shares of the underlying security as noted below:

            SECURITY                                        SHARES
            ------------------------------------------------------
            Anatolia Minerals Development Ltd.              62,500
            Apollo Gold Corp.                               50,000
            Canyon Resources Corp.                          55,556


                       See notes to financial statements.

                                  OCM GOLD FUND
               SCHEDULE OF INVESTMENTS -- MAY 31, 2006 (CONTINUED)
                                   (UNAUDITED)

At May 31, 2006, restricted securities totaled $220,027 or 0.20% of net assets and consisted of the following securities:

                                       MAY 31, 2006
                                      CARRYING VALUE                 ACQUISITION
ISSUER                                   PER UNIT          COST          DATE
--------------------------------------------------------------------------------
Anatolia Minerals Development Ltd.
   Warrants Exp. 12/15/2006               1.3624            --          6/14/04
Apollo Gold Corp.
   Warrants Exp. 12/23/2006                   --            --         12/23/02
Canyon Resources Corp.
   Warrants Exp. 6/01/2006                    --            --         12/30/05
Fortuna Silver Mines
   Warrants Exp. 3/23/2008                    --            --          3/22/06
Mag Silver Corp.
   Warrants Exp. 6/21/2007                0.8992            --         12/21/05
Nevsun Resources Ltd.
   Warrants Exp. 12/18/2008                   --            --         12/18/03
--------------------------------------------------------------------------------

                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                                 PERCENT OF
COUNTRY                           MARKET VALUE             INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Australia                         $  3,413,218                       3.0%
Canada                              67,215,329                      60.1%
Cayman Islands                         776,256                       0.7%
Jersey                               2,745,400                       2.5%
South Africa                        10,376,800                       9.3%
United States(1)                    27,219,698                      24.4%
--------------------------------------------------------------------------------
TOTAL                             $111,746,701                     100.0%
--------------------------------------------------------------------------------

(1) Includes short-term securities.


                       See notes to financial statements.

                                  OCM GOLD FUND
              STATEMENT OF ASSETS AND LIABILITIES -- MAY 31, 2006
                                   (UNAUDITED)

ASSETS:
   Investments in unaffiliated issuers, at value (cost $46,934,444) ....................   $ 111,746,701
   Receivable for fund shares sold .....................................................          50,765
   Interest and dividends receivable ...................................................          34,823
   Prepaid expenses and other assets ...................................................           8,236
                                                                                           -------------
      Total assets .....................................................................     111,840,525
                                                                                           =============
LIABILITIES:
   Due to investment adviser ...........................................................          87,221
   Accrued distribution fees ...........................................................         206,054
   Accrued expenses and other liabilities ..............................................          58,974
                                                                                           -------------
      Total liabilities ................................................................         352,249
                                                                                           -------------
      Net Assets .......................................................................   $ 111,488,276
                                                                                           =============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, no par value; unlimited shares authorized ............   $  36,744,206
   Undistributed net investment loss ...................................................        (983,959)
   Undistributed net realized gain on investments and foreign currency transactions ....      10,915,772
   Net unrealized appreciation on investments and foreign currency translations ........      64,812,257
                                                                                           -------------
      Net Assets .......................................................................   $ 111,488,276
                                                                                           =============
CALCULATION OF MAXIMUM OFFERING PRICE:
   Net asset value and redemption price per share(1) ...................................   $       18.94
   Maximum sales charge (4.50% of offering price) ......................................            0.89
                                                                                           -------------
   Offering price to public ............................................................   $       19.83
                                                                                           -------------
   Shares outstanding ..................................................................       5,885,244
                                                                                           =============

----------
(1) A 1.50% redemption fee is imposed on redemptions of shares held less than three months.


                       See notes to financial statements.

                                  OCM GOLD FUND
               STATEMENT OF OPERATIONS -- SIX MONTHS MAY 31, 2006
                                   (UNAUDITED)

INVESTMENT INCOME:
   Interest ...............................................................................................  $     75,037
   Dividends (net of foreign withholding taxes of $13,045) ................................................       139,813
                                                                                                             ------------
      Total investment income .............................................................................       214,850
                                                                                                             ------------
EXPENSES:
   Investment advisory fees ...............................................................................       456,761
   Distribution fees ......................................................................................       430,469
   Fund administration and accounting fees ................................................................        60,772
   Professional fees ......................................................................................        37,051
   Transfer agent fees and expenses .......................................................................        28,586
   Federal and state registration fees ....................................................................        17,100
   Reports to shareholders ................................................................................         8,810
   Custody fees ...........................................................................................         5,747
   Trustees' fees .........................................................................................         1,917
   Other expenses .........................................................................................        20,107
                                                                                                             ------------
      Total expenses ......................................................................................     1,067,320
                                                                                                             ------------
      Net investment loss .................................................................................      (852,470)
                                                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments and foreign currency transactions .....................................    12,044,156
   Net change in unrealized appreciation/depreciation on investments and foreign currency translations ....    25,816,505
                                                                                                             ------------
   Net gain on investments ................................................................................    37,860,661
                                                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................................  $ 37,008,191
                                                                                                             ============

                       See notes to financial statements.

                                  OCM GOLD FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                               MAY 31, 2006       NOV. 30,
                                                                               (UNAUDITED)          2005
                                                                              -------------     ------------
OPERATIONS:
   Net investment loss ...................................................    $    (852,470)    $ (1,067,908)
   Net realized gain on investments and foreign currency transactions ....       12,044,156        1,001,004
   Net change in unrealized appreciation/depreciation on investments
      and foreign currency translations ..................................       25,816,505        2,909,401
                                                                              -------------     ------------
   Net increase in net assets resulting from operations ..................       37,008,191     $  2,842,497
                                                                              -------------     ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
   Dividends from net investment income ..................................               --         (650,813)
   Distributions paid from net realized gains ............................               --       (1,947,756)
                                                                              -------------     ------------
   Total distributions ...................................................               --       (2,598,569)
                                                                              -------------     ------------
FUND SHARE TRANSACTIONS:
   Net proceeds from shares sold .........................................        5,901,825        6,329,367
   Distributions reinvested ..............................................               --        2,316,168
   Payment for shares redeemed(1) ........................................       (9,949,298)     (10,563,680)
                                                                              -------------     ------------
   Net decrease in net assets from fund share transactions ...............       (4,047,473)      (1,918,145)
                                                                              -------------     ------------
TOTAL INCREASE IN NET ASSETS .............................................       32,960,718       (1,674,217)
NET ASSETS, BEGINNING OF PERIOD ..........................................       78,527,558       80,201,775
                                                                              -------------     ------------
NET ASSETS, END OF PERIOD ................................................    $ 111,488,276     $ 78,527,558
                                                                              =============     ============
UNDISTRIBUTED NET INVESTMENT LOSS ........................................    $    (983,959)    $   (131,494)
                                                                              =============     ============
TRANSACTIONS IN SHARES:
   Shares sold ...........................................................          344,039          562,854
   Shares issued on reinvestment of distributions ........................               --          198,838
   Shares redeemed .......................................................         (570,239)        (936,797)
                                                                              -------------     ------------
   Net decrease in shares outstanding ....................................         (226,200)        (175,105)
                                                                              =============     ============

----------
(1) Net of redemption fees of $3,251 and $3,068 for the six months ended May 31, 2006 and year ended November 30, 2005, respectively.


                       See notes to financial statements.

                                  OCM GOLD FUND
                  NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006
                                   (UNAUDITED)

NOTE 1. ORGANIZATION

      OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

      Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

      Federal Income Taxes - It is the Fund's policy to comply with the requirements of subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for income taxes has been recorded.

      Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

      Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, annually and distributes net realized gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

      Redemption Fee - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the period ended May 31, 2006, the Fund received $3,251 in redemption fees.

      Guarantees and Indemnifications - In the normal course of business, the Fund enters into general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

                                  OCM GOLD FUND
            NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (CONTINUED)
                                   (UNAUDITED)

      Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT

      The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

            ASSETS                                          FEE RATE
            ------                                          --------
            $0 to $50 million ............................    1.000%
            $50 million to $75 million ...................    0.875%
            $75 million to $100 million ..................    0.750%
            $100 million to $150 million .................    0.625%
            $150 million to $250 million .................    0.500%
            Over $250 million ............................    0.375%

      For the six-month period ended May 31, 2006, OCM voluntarily agreed to limit the total expenses of the Fund to an annual rate of 2.99% of average net assets.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

      The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares, in any fiscal year, subject to a limit of 0.99% of average daily net assets.

NOTE 5. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the six-month ended May 31, 2006 were $9,474,367 and $19,642,002, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

      At May 31, 2006, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

            Cost of investments ..........................  $47,470,562
                                                            ===========
            Unrealized appreciation ......................  $65,088,732
            Unrealized depreciation ......................     (812,593)
                                                            -----------
            Net unrealized appreciation on investments ...  $64,276,139
                                                            ===========

      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

                                  OCM GOLD FUND
            NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (CONTINUED)
                                   (UNAUDITED)

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 was as follows:

                                                  2005          2004
                                                  ----          ----
            Ordinary income ................  $ 1,570,425   $    84,374
            Net long-term capital gains ....    1,028,104     1,230,068
                                              -----------   -----------
            Total distributions ............  $ 2,598,529   $ 1,314,442
                                              ===========   ===========

As of November 30, 2005 the components of accumulated earnings on a tax basis were as follows:

            Undistributed ordinary income ................  $        --
                                                            -----------
            Undistributed long-term gains ................           --
            Tax accumulated earnings .....................           --
            Accumulated capital and other losses .........     (977,051)
            Unrealized appreciation on investments .......   38,712,955
                                                            -----------
            Total accumulated earnings ...................  $37,735,904
                                                            ===========

      At November 30, 2005, the Fund had accumulated capital loss carry forward of $701,986 which expires in the year 2013. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

      At November 30, 2005, the Fund had realized capital losses from transactions between November 1, 2005 and November 30, 2005 of $275,065. Post-October capital losses for tax purposes are deferred and will be recognized in 2006 and are included in tax accumulated capital and other losses for the Fund.

                                 OCM GOLD FUND
                              FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS
                                                        ENDED        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    MAY 31, 2006      NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                                     (UNAUDITED)        2005         2004         2003         2002         2001
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period ..............  $    12.85       $  12.76     $  14.46     $   7.53     $   4.71     $   3.52
                                                     ----------       --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...............................       (0.15)         (0.18)       (0.18)       (0.12)       (0.09)       (0.04)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ...................................        6.24           0.69        (1.30)        7.05         2.91         1.23
                                                     ----------       --------     --------     --------     --------     --------
Total from investment operations ..................        6.09           0.51        (1.48)        6.93         2.82         1.19
                                                     ----------       --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............          --          (0.11)       (0.01)          --           --           --
Distribution from net realized gains ..............          --          (0.31)       (0.21)          --           --           --
                                                     ----------       --------     --------     --------     --------     --------
Total distributions ...............................          --          (0.42)       (0.22)          --           --           --
                                                     ----------       --------     --------     --------     --------     --------
Net asset value, end of period ....................  $    18.94       $  12.85     $  12.76     $  14.46     $   7.53     $   4.71
                                                     ==========       ========     ========     ========     ========     ========
Total Return* .....................................       47.39%(1)       4.34%      (10.31)%      92.03%       59.87%       33.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............  $  111,488       $ 78,528     $ 80,202     $ 84,230     $ 35,109     $ 17,924
Ratio of expenses to average net assets:
   Net of waivers and reimbursements ..............        2.11%(2)       2.24%        2.15%        2.39%        2.66%        2.60%
   Before waivers and reimbursements ..............        2.11%(2)       2.24%        2.17%        2.39%        2.66%        2.60%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements ..............       (1.68)%(2)     (1.51)%      (1.58)%      (1.42)%      (1.46)%      (1.14)%
   Before waivers and reimbursements ..............       (1.68)%(2)     (1.51)%      (1.60)%      (1.42)%      (1.46)%      (1.14)%
Portfolio turnover rate ...........................          10%(1)          5%          12%          17%          32%           5%

----------
      *     Assumes no sales charge.
      (1)   Not annualized.
      (2)   Annualized.


                       See notes to financial statements.

                                  OCM GOLD FUND
            EXPENSE EXAMPLE -- FOR THE SIX MONTHS ENDED MAY 31, 2006
                                   (UNAUDITED)

      As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006 (the "period").

ACTUAL EXPENSES

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD

                                                                   EXPENSES PAID
                               BEGINNING             ENDING         DURING THE
                             ACCOUNT VALUE       ACCOUNT VALUE     PERIOD ENDED
                            DECEMBER 1, 2005      MAY 31, 2006     MAY 31, 2006*
                            ----------------      ------------     -------------
Actual                         $1,000.00            $1,473.90         $13.00
Hypothetical (5% return
  before expenses)              1,000.00             1,014.49          10.58

----------
* Expenses are equal to the Fund's annualized expense ratio of 2.11% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                                  OCM GOLD FUND
                        INVESTMENTS BY SECTOR (UNAUDITED)
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]

                Primary Silver Producers                   3.6%
                Cash and Other Assets                      5.0%
                Major Gold Producers                      36.3%
                Intermediate/Mid-Tier Gold Producers      20.8%
                Junior Gold Producers                     16.2%
                Exploration and Development Companies     11.9%
                Other                                      6.2%

      A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2005 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

      The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                  OCM Gold Fund
                                 Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

ITEM 2. CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to semi-annual reports.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)   Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By: /s/ Gregory M. Orrell
    ---------------------
        Gregory M. Orrell
        President

Date: August 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gregory M. Orrell
    ---------------------
        Gregory M. Orrell
        President

Date: August 3, 2006

By: /s/ Jacklyn Orrell
    ---------------------
        Jacklyn Orrell
        Secretary and Treasurer

Date: August 3, 2006